SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

June 23, 2004

Date of Report

LNR PROPERTY CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-13223	65-0777234
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1601 Washington Avenue, Suite 800, Miami Beach, Florida	33139
(Address of Principal Executive Offices)	(Zip Code)

(305) 695-5500

(Registrant’s Telephone Number, Including Area Code)

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description of Document
99.1	Press release issued by LNR Property Corporation on June 23, 2004.

Item 12. Results of Operations and Financial Condition.

The information in this Current Report, including the exhibit to it, is being furnished and should not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. This Current Report will not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in a registration statement or other filing.

On June 23, 2004, LNR Property Corporation issued a press release announcing its earnings for the quarter and six months ended May 31, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LNR PROPERTY CORPORATION

Date: June 23, 2004

	By:	/s/ Shelly Rubin
	Name:	Shelly Rubin
	Title:	Vice President and Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description of Document
99.1	Press release issued by LNR Property Corporation on June 23, 2004.